Exhibit 99.1

Investor Presentation Joe Burnett, President & CEO April 2018 © 2018 MRI INTERVENTIONS, INC. | 1

Forward Looking Statements Statements herein concerning MRI Interventions, Inc. (the “Company”) plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the Company’s ability to obtain additional financing; estimates regarding the sufficiency of the Company’s cash resources; future revenues from sales of the Company’s ClearPointR System products; and the Company’s ability to market, commercialize and achieve broader market acceptance for the Company’s ClearPoint System products. More detailed information on these and additional factors that could affect the Company’s actual results are described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which has been filed with the Securities and Exchange Commission, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which the Company intends to file with the Securities and Exchange Commission on or before May 15, 2018. © 2018 MRI INTERVENTIONS, INC. | 2

Leading the Movement to Minimally Invasive Neurosurgery © 2018 MRI INTERVENTIONS, INC. | 3

Traditional Stereotactic Neurosurgery is Limited 3 Primary Challenges: 1. The Scull is not ‘See Through’ 2. X-Ray does not show structures of the brain, and Large, Metallic Frames are not compatible inside an MRI Magnet 3. Precision is lost for each ‘estimate’ made to keep the procedure in the OR Additionally the older reference MRI cannot show ‘brain shift’ which can occur the skull is opened for the first time © 2018 MRI INTERVENTIONS, INC. | 4

The Solution: ClearPoint® Neuro Navigation System Platform The only Neuro-Navigation System with ‘Sub-millimeter’ Accuracy ClearPoint Procedure Overview: ClearPoint Video Entry and Trajectory ClearPoint Video Alignment and Insertion © 2018 MRI INTERVENTIONS, INC. | 5

Our Unique Value: We DECIDE, GUIDE & CONFIRM the most challenging neurosurgery therapies Decide 1 Advanced Planning Software and Fusion Algorithms enable ‘Fly Through’ entry point and trajectory planning the day of the procedure using live MRI Images Guide 2 Uniquely enable changes to trajectory live, in the MRI, to accommodate anatomical shift or procedural challenges to deliver pinpoint or CLEARPOINT accuracy Confirm 3 Take final images and measurements of the targeting cannula in place to confirm the patient had the best possible chance at success before ending the therapy procedure Our PLATFORM enables CHOICE of Precision-Guided Therapies for DBS, LITT, Biopsy and Drug Delivery © 2018 MRI INTERVENTIONS, INC. | 6

MRIC: The Premier Company for Precision MRI-Guided Therapy MRI Interventions: Leader in Precision MRI-Guided Therapy Unique Platform that allows delivery of therapies to the brain with pinpoint accuracy under live MRI Guidance Entire procedure can take place in the MRI suite, reducing the risk of hospital acquired infections and complications Extensive Intellectual Property position: 70+ issued US patents, 45 international Procedure Growth Fueled By Expanding Installed Base and Increased Utilization 52 Installed systems in the U.S. at leading Neurosurgery Hospitals and Teaching Programs Each new system placement enables razor razorblade disposable product sales Procedure count continues to grow; 43% CAGR (est.) the past four years Established direct sales channel totaling 16 people supporting cases in the U.S. Expanding Platform into Adjacent Areas to Address Additional Unmet Medical Needs Five current Biologics and Drug Partners using ClearPoint as Delivery system for therapy trials Internally developed Neuro-Aspiration device will add therapy to our sales team portfolio Existing and New addressable markets > $1B in potential © 2018 MRI INTERVENTIONS, INC. | 7

Precision MRI-Guided Platform: ClearPoint Neuro Navigation System

ClearPoint Components:

Capital Sale

Reusable Hardware Components



Integrated Software



$100K - $175K ASP

Recurring Revenue

Single-Use, Disposable Components



~$7,500 ASP Procedure



Emory University Hospital



Univ. of California San Francisco Medical Center



Univ. of Pittsburgh Medical Center

MRI INTERVENTIONS

© 2018 MRI INTERVENTIONS, INC. | 8

Broad and Growing User Base of Leading Neurosurgeons ClearPoint Is Installed in 52 Top US Hospitals and Growing UC San Francisco San Francisco VA Stanford Univ UCSF Benioff Childrens USC UC San Diego Univ of Colo Univ of Utah Univ of Arizona Cook Children’s MD Anderson Methodist Hosp Texas Children’s Hosp Riverside Nationwide Children’s Children’s Mercy Kansas Univ Med Center Univ of Wisconsin Spectrum Health Ohio State Univ Univ of Cincinnati Univ of Michigan Univ of Minnesota Med Ctr Brigham & Women’s Boston Children’s Yale Univ Univ of Pitt Med Center Memorial Sloan Kettering Hackensack Univ Med Center Cornell Central Du Page Nat. Institutes of Health Nat Children’s Hospital Children’s Hosp of Philadelphia Univ of Virginia Emory University Carillion Duke University Children’s of Alabama CHOA Scottish Rite Willis Knighton Mayo Clinic Jacksonville Miami Children’s Strong Commercial Sales and Clinical Support Teams in Place © 2018 MRI INTERVENTIONS, INC. | 9

Our MRI-Guided Therapy Platform is Currently Being Used to: Implant Neuro Stimulation Leads from: Medtronic St. Jude Medical Boston Scientific NeuroPace Place Laser Ablation Probes from: Medtronic-Visualase Monteris Medical Deliver Biologics and Drugs from: Voyager Medicenna Oxford Biomedica International Stem Cell Corporation MRIC Platform Runs on All Major Scanners: Siemens GE Philips IMRIS © 2018 MRI INTERVENTIONS, INC. | 10

ClearPoint Neurosurgical Procedure Growth © 2018 MRI INTERVENTIONS, INC. | 11

Consistent Revenue Growth Since 2013 > 80% of 2017 revenue from single-use disposable kits and cannulas © 2018 MRI INTERVENTIONS, INC. | 12

MRIC: 4 Part Growth Strategy Target Indications of > 150,000 procedures per year represents Potential Addressable Market for MRIC of $1B+ Note: Market sizes for brain tumor, ICH are Pancreatic cancer are incidence numbers because of the nature of those diseases. Prevalence numbers are based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources. © 2018 MRI INTERVENTIONS, INC. | 13

Part (1): Grow Our Core Functional Neurosurgery Business

Focus on Complex Procedures Where Precision is Paramount

Electrode Placement for Deep Brain Stimulation



Laser Catheter Placement for Ablation Procedures



Key Strategies & Tactics for 2018:

- Add 8-10 new centers from existing funnel via capital sales and evaluation agreements
- Publish 'Best Practices' workflows to get procedures predictably under four hours enabling two procedures a day in MRI scanners instead of one, present to entire installed base
- Launch ClearPoint 2.0 Fusion software in 2H 2018 to reduce trajectory planning time
- Pursue clinical pathway for an 'Asleep DBS' Indication to allow more substantial marketing, training and education of the benefits of asleep procedures which patients desire
- Build more substantial strategic partnerships for system integration, co-marketing and training

MRI INTERVENTIONS

© 2018 MRI INTERVENTIONS, INC. | 14

Part 1 Grow Our Core Functional Neurosurgery Business Focus Complex Procedures Where Precision is Paramount ClearPoint 2.0 Image Fusion Feature (Not Commercially Available) © 2018 MRI INTERVENTIONS, INC. | 15

Part 2 Become the Premier Partner for Biologics and Drug Delivery Focused Resources for Branding, Device Development and Distribution Precise, Quantifiable Drug Delivery ClearPoint 2.0 Software (not commercially available) Key Strategies & Tactics for 2018:  Assign a ‘Sales Portfolio Manager’ to proactively build our brand as the premier partner in biologics and drug delivery to the brain  Launch ClearPoint® 2.0 software with live volumetric measurement capability  Begin VOYAGER phase II trial enrollment  Add 1-2 additional partnerships for Phase 1 Trials © 2018 MRI INTERVENTIONS, INC. | 16

Part 2 Become the Premier Partner for Biologics and Drug Delivery Focused Resources for Branding, Device Development and Distribution © 2018 MRI INTERVENTIONS, INC. | 17

Part 2 Become the Premier Partner for Biologics and Drug Delivery Focused Resources for Branding, Device Development and Distribution © 2018 MRI INTERVENTIONS, INC. | 18

Part 3 Expand into Direct Therapy Markets Achieve first-in-human case for our Neuro-Aspiration System Integrated Therapy Products benefit the patient and hospital by simplifying workflow and making procedures more efficient and cost effective Adding therapy helps MRIC generate additional revenue per procedure © 2018 MRI INTERVENTIONS, INC. | 19

Part 3 Expand into Direct Therapy Markets Achieve first-in-human case for our Neuro-Aspiration System Initial Stroke Product (ClearAway ) Targets Intracerebral Hemorrhage (ICH)  Collaboration with Mayo Clinic  Only major stroke subtype w/o clearly effective therapy major unmet medical need  Affects 80,000 to 100,000 people in the US each year Current Approaches for Hemorrhage Removal and Decompression are Inadequate:  Open craniotomy provides visibility but is highly invasive, destroys brain tissue  Minimally invasive approach has very limited ability to quantify volume reduction of the hemorrhage or monitor subsequent bleeds Our Unique ClearAway Approach to ICH  Detailed, continuous, high resolution, 4-D visibility  Minimally invasive approach  95% of current sites already have a stroke program 4-D Guidance of Neuro Clot Aspiration Key Strategies & Tactics for 2018:  Complete product development for FDA submission in Q3  Perform first-in-human case by December 2018 © 2018 MRI INTERVENTIONS, INC. | 20

Part 4 Achieve Business Model Scale, Go Global Execute initiatives along a path-to-profitability  Relocating Clinical Specialists closer to case ‘clusters’ to reduce travel  Hiring new specialists to locations where new placements are planned  Prioritize shorter procedure times so two cases are performed in the same day © 2018 MRI INTERVENTIONS, INC. | 21

Part 4: Achieve Business Model Scale, Go Global

Execute initiatives along a path-to-profitability

Manufacturing Facility in Irvine, CA



SmartFlow® Drug Delivery Cannula



- Current facility capable of producing 5x more product without expansion
- Target gross margin expansion above 70% in next five years

- Global Strategy being prioritized based on adoption of partner therapies
- Inclusion of ClearPoint® and SmartFlow® Cannulas in more OUS drug trials will be additional driver

MRI INTERVENTIONS
© 2018 MRI INTERVENTIONS, INC. | 22

Cash Flow From Operations*: 2015 2017 *Excludes interest payments, non-cash compensation and financing costs © 2018 MRI INTERVENTIONS, INC. | 23

Experienced Medical Device Management Team Management Team Joseph Burnett CEO Peter Piferi COO Wendelin Maners VP Marketing Hal Hurwitz CFO Board of Directors Joseph  Kimble Jenkins,  John Fletcher Pascal Girin Timothy  Maria Sainz Jack Spencer Burnett Chairman Richards Managing Partner, Founder © 2018 MRI INTERVENTIONS, INC. | 24

MRIC: Executive Summary  Unique, Platform technology enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders  Large, Growing installed base in 52 of 250+ leading Neurology centers in U.S.  Procedure volume has grown 43%+ CAGR from 2013-2017  80%+ of current revenue from single-use, high-margin disposables  Pipeline of new revenue streams from product improvements, new drug therapy trials, and standalone therapy products  Total potential addressable market > $1B for our products and pipeline  Strong cash position to fund Commercial and R&D initiatives   A passionate team of embedded scientists and specialists © 2018 MRI INTERVENTIONS, INC. | 25